                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

            THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of March 14, 2007, between CITIGROUP GLOBAL MARKETS REALTY CORP., as seller (the
"Seller"), and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. ("CCMSI"), as
purchaser (the "Purchaser").

            The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily, commercial and/or manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as "Annex A". The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust
Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be dated as of March 1, 2007, among CCMSI, as depositor, Midland
Loan Services, Inc., Wachovia Bank, National Association and Capmark Finance
Inc., as master servicers (each, a "Master Servicer" and, together, the "Master
Servicers"), LNR Partners, Inc., as special servicer (the "Special Servicer"),
Wells Fargo Bank, National Association, as trustee (the "Trustee") and LaSalle
Bank National Association, as certificate administrator (the "Certificate
Administrator"). Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

            CCMSI intends to sell certain Classes of the Certificates (the
"Publicly Offered Certificates") to Citigroup Global Markets Inc. ("CGMI"),
Deutsche Bank Securities Inc. ("DBS"), LaSalle Financial Services, Inc., RBC
Capital Markets Corporation and PNC Capital Markets LLC (collectively, the
"Dealers"), pursuant to an underwriting agreement dated as of the date hereof
(the "Underwriting Agreement"), between CCMSI and the Dealers. The Publicly
Offered Certificates are more particularly described in a prospectus supplement dated March 14, 2007 (the "Prospectus Supplement") and the accompanying base prospectus dated March 5, 2007 (the "Base Prospectus" and, together with the
Prospectus Supplement, the "Prospectus").

            CCMSI further intends to sell the remaining Classes of the
Certificates (the "Privately Offered Certificates") to CGMI and DBS, pursuant to a certificate purchase agreement dated as of the date hereof (the "Certificate
Purchase Agreement"), between CCMSI, CGMI and DBS. The Privately Offered
Certificates are more particularly described in an offering memorandum dated
March 14, 2007 (the "Memorandum").

            Certain Classes of the Certificates will be assigned ratings by
Fitch, Inc., Moody's Investors Service, Inc. and/or Standard & Poor's Rating
Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating
Agencies").

            In connection with its sale of the Mortgage Loans, the Seller shall enter into an indemnification agreement dated as of the date hereof (the
"Indemnification Agreement"), between the Seller, CCMSI and the Dealers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.    Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance as of the close of business on the Cut-off Date
(the "Seller Mortgage Loan Balance") of $1,741,407,241 (subject to a variance of plus or minus 5.0%), after giving effect to any payments due on or before such date, whether or not such payments are received. The Seller Mortgage Loan
Balance, together with the aggregate principal balance of the Other Mortgage
Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$6,599,815,279 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on March 29, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing
Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage
Loans shall consist of a cash amount, payable in immediately available funds, as reflected on the settlement statement agreed to by the Seller and the Purchaser, which amount shall include interest accrued on the Seller Mortgage Loan Balance for the period from and including the Cut-off Date up to but not including the
Closing Date. The Aggregate Purchase Price shall be reduced, with respect to the initial Date Deposit Loan, by its Initial Date Deposit. For purposes of the foregoing, the Initial Date Deposit Loan is that Mortgage Loan known as (and identified on the Mortgage Loan Schedule as) Smart and Final - Phoenix, AZ.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2.    Conveyance of Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the
Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance and any escrow, reserve or comparable accounts related to the Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan
Combination in such proceeds and reserve or comparable accounts, and further subject to the understanding that the Seller will sell

                                        2

certain servicing rights to the applicable Master Servicer pursuant to that certain Servicing Rights Purchase Agreement, dated as of the Closing Date, between such Master Servicer and the Seller, and may require that a particular primary servicer remain in place with respect to any or all of the Mortgage
Loans.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c)   No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver or cause to be delivered to the Trustee (with a copy
(except in the case of an Outside Serviced Trust Mortgage Loan or any letter of credit referred to in clause (xi)(D) below) to the applicable Master Servicer and the Special Servicer within ten (10) Business Days after the Closing Date)
the documents and instruments specified below under clauses (i), (ii), (vii),
(ix)(A) and (xi)(D) and shall, not later than the date that is 30 days after the
Closing Date, deliver or cause to be delivered to the Trustee (with a copy to the applicable Master Servicer) the remaining documents and instruments specified below, in each case with respect to each Mortgage Loan that is a
Serviced Trust Mortgage Loan (the documents and instruments specified below, collectively, the "Mortgage File"). The Mortgage File for each Serviced Trust
Mortgage Loan shall contain the following documents:

                  (i)     either (A) in the case of any Serviced Trust Mortgage
      Loan, the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
      (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, National Association, as trustee for the registered holders of CD 2007-CD4 Commercial Mortgage Trust, Commercial
      Mortgage Pass-Through Certificates, Series CD 2007-CD4", or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto) or (B) in the case of any Serviced Non-Trust Mortgage
      Loan, a copy of the executed Mortgage Note;

                  (ii)    an original or a copy of the Mortgage, together with
      any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iii)   an original or a copy of any related Assignment of
      Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                                        3

                  (iv)    an original executed assignment, in recordable form
      (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (C)
      any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of "Wells Fargo Bank,
      National Association, as trustee for the registered holders of CD 2007-CD4
      Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates,
      Series CD 2007-CD4" (and, in the case of a Serviced Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), or in blank;

                  (v)     an original assignment of all unrecorded documents
      relating to the Trust Mortgage Loan (to the extent not already assigned pursuant to clause (iii) above), in favor of "Wells Fargo Bank, National
      Association, as trustee for the registered holders of CD 2007-CD4
      Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates,
      Series CD 2007-CD4" (and, in the case of a Serviced Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), or in blank;

                  (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed or consolidated;

                  (vii)   the original or a copy of the policy or certificate
      of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                  (viii)  any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior
      UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the
      Closing Date), unless not yet returned by the applicable filing office;
      and, if there is an effective UCC Financing Statement in favor of the
      Seller on record with the applicable public office for UCC Financing
      Statements, an original UCC Financing Statement assignment, in form suitable for filing in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of CD 2007-CD4 Commercial Mortgage
      Trust, Commercial Mortgage Pass-Through Certificates, Series CD 2007-CD4"
      (and, in the case of any A/B Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), as assignee, or in blank;

                                        4

                  (ix)    an original or a copy of any (A) Ground Lease and
      ground lessor estoppel, (B) loan guaranty or indemnity, (C) lender's environmental insurance policy or (D) lease enhancement policy;

                  (x)     any intercreditor, co-lender or similar agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor; and

                  (xi)    copies of any (A) loan agreement, (B) escrow
      agreement, (C) security agreement or (D) letter of credit relating to a
      Trust Mortgage Loan (with the original of any such letter of credit to be delivered to the applicable Master Servicer).

            The foregoing document delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            With respect to the Crossed Loans constituting a Crossed Group, the existence of any document required to be in the Mortgage File of any Crossed
Loan in such Crossed Group shall be sufficient to satisfy the requirements of this Agreement for delivery of such document as a part of the Mortgage File of the other Crossed Loan(s) in such Crossed Group, to the extent that such same document is also required to be part of the Mortgage File for such other Crossed
Loan(s) in such Crossed Group.

            References in this Agreement to "Document Defect" mean that any document constituting part of the Mortgage File for any Mortgage Loan has not been properly executed, is missing (beyond the time period required for its delivery hereunder), contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan
Schedule or does not appear regular on its face.

            (d)   The Seller, at its own cost and expense, shall retain an
independent third party (the "Recording/Filing Agent") that shall, as to each
Mortgage Loan (other than Outside Serviced Trust Mortgage Loans), promptly (and in any event, as to any such Mortgage Loan, within 90 days following the later of (i) the Closing Date and (ii) the delivery of the related Mortgage(s),
Assignment(s) of Leases, recordable documents, and UCC Financing Statements to the Trustee) complete (if and to the extent necessary) and cause to be submitted for recording or filing, as the case may be, in favor of the Trustee in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment of Mortgage, assignment of Assignment of Leases and assignment of any other recordable documents relating to each such Mortgage
Loan, referred to in Sections 2(c)(iv)(A), (B) and (C) and each assignment of a
UCC Financing Statement in favor of the Trustee and so delivered to the Trustee and referred to in Section 2(c)(viii). The Seller shall cause the recorded original of each such assignment of recordable documents to be delivered to the
Trustee or its designee following recording, and shall cause the file copy of each such UCC Financing Statement to be delivered to the Trustee or its designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller or the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original, which shall be delivered to the Trustee or its designee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the
Seller

                                        5

shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed, as appropriate. The Seller shall be responsible for the out-of-pocket costs and expenses of the Recording/Filing Agent in connection with its performance of the recording, filing and delivery obligations contemplated above.

            (e)   The Seller shall deliver or cause to be delivered to the
applicable Master Servicer or such Master Servicer's designee: (i) within ten
(10) days after the Closing Date, all documents and records in the Seller's possession (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan (other than an Outside
Serviced Trust Mortgage Loan) and that are not required to be part of the
Mortgage File in accordance with the definition thereof (including, without limitation, any original letters of credit relating to any Mortgage Loan); and
(ii) within two (2) Business Days after the Closing Date, any and all escrow amounts and reserve amounts in the Seller's possession or under its control that relate to the Mortgage Loans (other than an Outside Serviced Trust Mortgage
Loan).

            (f)   The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan (other than an
Outside Serviced Trust Mortgage Loan). Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the applicable Master Servicer.

            (g)   After the Seller's transfer of the Mortgage Loans to or at the direction of the Purchaser, the Seller shall not take any action to suggest that the Purchaser is not the legal owner of the Mortgage Loans.

            SECTION 3.    Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i)     The Seller is a corporation organized and validly
      existing and in good standing under the laws of the State of New York and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

                  (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement

                                        6

      may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

                  (iii)   The execution and delivery of this Agreement by the
      Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's organizational documents, (B)
      violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which violation, default or breach, in the case of either clause (iii)(B) or (iii)(C) might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                  (iv)    The Seller is not in default with respect to any order
      or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                  (v)     The Seller is not a party to or bound by any agreement
      or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

                  (vi)    No consent, approval, authorization or order of any
      court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions involving the
      Seller contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

                  (vii)   No litigation is pending or, to the Seller's
      knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

                                        7

                  (viii)  For purposes of accounting under generally accepted accounting principles ("GAAP"), and for federal income tax purposes, the
      Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration contemplated by this Agreement. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not transferring the Mortgage Loans to the
      Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller or on account of an antecedent debt.

            (b)   The Seller hereby makes, on the date hereof and on the Closing
Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on
Schedules III and IV. References in this Agreement to "Breach" mean a breach of any such representations and warranties made pursuant to this Section 3(b) with respect to any Mortgage Loan.

            (c)   If the Seller receives, pursuant to Section 2.03(a) of the
Pooling and Servicing Agreement, written notice of a Document Defect or a Breach relating to a Mortgage Loan, and if such Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, then the Seller shall, not later than ninety (90) days from receipt of such notice (or, in the case of a Document
Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage"
within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than ninety (90) days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), cure such Document Defect or Breach, as the case may be, in all material respects, or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period
(and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account, any
Substitution Shortfall Amount in connection therewith; provided that, if a
Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such
Document Defect or Breach would cause the Mortgage Loan not to be a Qualified
Mortgage, such Seller shall have an additional 90 days to complete such cure
(or, failing such cure, to repurchase or substitute for the related Mortgage
Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that if the cure of any Document Defect or Breach would require an expenditure on the part of the Seller in excess of $10,000, then the Seller may, at its option, within the time period provided above, elect to purchase or replace the affected
Mortgage Loan in accordance with this Section 3 without

                                        8

attempting to cure such Document Defect or Breach, as the case may be. For a period of two years from the Closing Date, so long as there remains any Mortgage
File relating to a Mortgage Loan as to which there is an uncured Document Defect that, to the Seller's knowledge, existed as of the Closing Date, and that materially and adversely affects the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such
Document Defect remains uncured and as to the actions being taken to pursue cure.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date in such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related due date in the month of substitution shall be part of the Trust Fund, and Periodic Payments received with respect to the replaced Mortgage Loan or a repurchased Mortgage Loan after the related date of substitution or repurchase, as the case may be, shall belong to the Seller. Periodic Payments due with respect to any Qualified Substitute
Mortgage Loan on or prior to the related due date in the month of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt, and Periodic Payments received with respect to the replaced
Mortgage Loan or a repurchased Mortgage Loan up to and including the related date of substitution or repurchase, as the case may be, shall belong to the
Trust Fund.

            (d)   If (i) any Mortgage Loan is required to be repurchased or
substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided in the immediately preceding paragraph unless: (x) such other Crossed Loans in such Crossed Group satisfy the Crossed
Loan Repurchase Criteria; (y) the Seller (at its expense) shall have furnished the Trustee with an Opinion of Counsel to the effect that the repurchase of or substitution for the affected Crossed Loan only, including, without limitation, any modification required with respect to such repurchase or substitution, shall not cause an Adverse REMIC Event; and (z) the repurchase of or substitution for the affected Crossed Loan only shall satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein or in the
Pooling and Servicing Agreement. If the conditions set forth in clauses (x), (y)
and (z) of the prior sentence are satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the
Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the

                                        9

Primary Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

            Notwithstanding any of the foregoing provisions of this Section
3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or replace the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator or the Trust Fund in connection with such release,
(ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) the
Seller obtains from each Rating Agency then rating the Certificates and delivers to the Trustee and the applicable Master Servicer written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            (e)   In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Collection Account maintained by the applicable Master Servicer, and the delivery of the Mortgage
File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage
Loan(s) to the Trustee and the applicable Master Servicer, respectively, if applicable,

                                       10

(i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the Trustee, the applicable
Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or replaced Mortgage Loans.

            (f)   This Section 3 provides the sole remedy available to the
Certificateholders or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach and the Purchaser acknowledges and agrees that the representations and warranties made herein by the Seller pursuant to Section 3(b) are solely for risk allocation purposes.

            SECTION 4.    Representations and Warranties of the Purchaser. In
order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware. The
Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the
Trustee.

            (b)   This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)   The Purchaser is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (d)   No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Purchaser of, or compliance by such Purchaser with, this
Agreement or the consummation of the transactions of such contemplated by this
Agreement, except for any consent, approval, authorization or order which has been obtained prior to the actual performance by such Purchaser of its obligations

                                       11

under this Agreement, or which, if not obtained would not have a materially adverse effect on the ability of such Purchaser to perform its obligations hereunder.

            (e)   None of the acquisition of the Mortgage Loans by the
Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the Purchaser's certificate of incorporation or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii)
any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (f)   Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as
a sale of the Mortgage Loans to the Purchaser in exchange for the consideration contemplated by this Agreement.

            (g)   There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)   The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5.    Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, New
York, New York on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a)   All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section
4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)   The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section
6 of this Agreement

                                       12

(the "Closing Documents"), in such forms as are agreed upon and acceptable to
CCMSI, the Seller, the Dealers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)   The Seller or its designee shall have delivered and released to the Trustee (or a Custodian on its behalf) and the applicable Master
Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer on or before the Closing Date pursuant to Section 2 of this Agreement;

            (d)   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)   The Seller shall have paid all fees and expenses payable by it to CCMSI or otherwise pursuant to this Agreement as of the Closing Date; and

            (f)   The Underwriters and Initial Purchasers shall have received letters from an independent accounting firm reasonably acceptable to CCMSI and the Seller in form satisfactory to CCMSI, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Prospectus Supplement and other disclosure documents.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6.    Closing Documents. The Closing Documents shall consist
of the following:

            (a)   This Agreement, the Pooling and Servicing Agreement and the
Indemnification Agreement, in each case duly executed by all parties thereto;

            (b)   A certificate of the Seller, executed by the Seller and dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date, subject, in the case of the representations and warranties made by the Seller pursuant to Section 3(b) of this Agreement, to the exceptions to such representations and warranties set forth in Schedules III and IV to this
Agreement; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing
Date;

            (c)   An officer's certificate from the Seller, dated the Closing
Date, and upon which CCMSI and the Dealers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or

                                       13

appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)   True and complete copies of the certificate of incorporation and by-laws of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of corporate existence of the Seller issued by the State of New York not earlier than thirty (30) days prior to the
Closing Date;

            (e)   A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the
Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to CCMSI, the Trustee, the Certificate Administrator, the Dealers and
the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies;

            (f)   Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the sale of the Mortgage Loans by the
Seller to the Purchaser; and

            (g)   A written opinion of counsel for the Purchaser (which opinion may be from in-house counsel, outside counsel, or a combination thereof, and may include a reliance letter addressed to the Seller with respect to opinions given to other parties) relating to certain corporate and enforceability matters and reasonably satisfactory to the Seller and its counsel, dated the Closing Date and addressed to the Seller.

            SECTION 7.    Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Seller Mortgage Loan
Balance represents of the Cut-off Date Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding, to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i)
the costs and expenses of delivering the Pooling and Servicing Agreement and the
Certificates; (ii) the costs and expenses of printing (or otherwise reproducing)
and delivering a final Prospectus and Memorandum and other customary offering materials relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee and the Certificate Administrator (including reasonable attorneys' fees) incurred in connection with the securitization of the Mortgage
Loans and the Other Mortgage Loans; (iv) the filing fee charged by the
Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, the Other Mortgage Loans and the
Certificates included in the Prospectus, the Memorandum and other customary offering materials, including the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors
and

                                       14

the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Dealers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 8.    Grant of a Security Interest. It is the express intent
of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection
Accounts, the Distribution Account or, if established, the REO Accounts (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans pursuant to the
Pooling and Servicing Agreement, as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and
Servicing Agreement, and in connection therewith the Seller authorizes the
Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

            SECTION 9.    Notices. All notices, copies, requests, consents,
demands and other communications in connection herewith shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such

                                       15

communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 10.   Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 11.   Severability of Provisions. Any part, provision,
representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 12.   Counterparts. This Agreement may be executed in any
number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 13.   GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 14.   Attorneys' Fees. If any legal action, suit or
proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 15.   Further Assurances. The Seller and the Purchaser agree
to execute and deliver such instruments and take such further actions as the other party may, from

                                       16

time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16.   Successors and Assigns. The rights and obligations of
the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser and their permitted successors and assigns. No holder or beneficial owner of a Certificate shall be deemed a permitted successor or assign to the
Purchaser solely by reason of its interest in such Certificate.

            SECTION 17.   Amendments. No term or provision of this Agreement may
be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing
Agreement which relates to defined terms contained therein, Section 2.01(d)
thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 18.   Accountants' Letters. The parties hereto shall
cooperate with accountants designated by CCMSI and reasonably acceptable to the
Seller in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the
Underwriting Agreement and/or the Certificate Purchase Agreement.

            SECTION 19.   Knowledge. Whenever a representation or warranty or
other statement in this Agreement is made with respect to a Person's
"knowledge", such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 20.   Disclosure Materials. The Purchaser shall provide the
Seller with a copy of the Memorandum and the Prospectus Supplement promptly following their becoming available.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       17

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        SELLER

                                        CITIGROUP GLOBAL MARKETS REALTY CORP.

                                        By: /s/ Angela Vleck
                                           -----------------------------------
                                           Name: Angela Vleck
                                           Title: Authorized Signatory

                                        PURCHASER

                                        CITIGROUP COMMERCIAL MORTGAGE
                                          SECURITIES INC.

                                        By: /s/ Angela Vleck
                                           -----------------------------------
                                           Name: Angela Vleck
                                           Title: Vice President

                     CGMRC MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

ADDRESS FOR NOTICES

Seller:

Address for Notices:

Citigroup Global Markets Realty Corp.
388 Greenwich Street
New York, New York  10013
Attention: Angela Vleck
Facsimile Number: (212) 816-8307

Purchaser:

Address for Notices:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street
New York, New York  10013
Attn: Angela Vleck
Facsimile Number: (212) 816-8307

                                       I-1

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

            1.    The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

            2.    As of the date of its origination, such Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

            3.    Immediately prior to the sale, transfer and assignment to the
      Purchaser, the Seller had good title to, and was the sole owner of, each
      Mortgage Loan and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, but subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing
      Rights Purchase Agreement dated as of the Closing Date between the applicable Master Servicer and the Seller. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the
      Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

            4.    The proceeds of such Mortgage Loan have been fully disbursed
      (except to the extent that a portion of such proceeds is being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

            5.    Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed by the Mortgagor in connection with such
      Mortgage Loan is a legal, valid and binding obligation of the related
      Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

                                       I-1

            6.    As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, Additional Interest, prepayment premiums or yield maintenance charges.

            7.    Each related assignment of Mortgage and assignment of
      Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity
      (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

            8.    Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions and limitations set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the
      Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation
      (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the
      Mortgage for such other Mortgage Loan, and (g) if such Mortgage Loan is part of a Loan Combination, the lien of the Mortgage for the related
      Non-Trust Loan(s). Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and Mortgage Loans that are part of a Loan
      Combination, there are no mortgage loans that are senior or pari passu in right of

                                       I-2

      payment with the subject Mortgage Loan that are secured by the related
      Mortgaged Property.

            9.    UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the
      Mortgaged Property owned by a Mortgagor and located on the related
      Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing of UCC Financing Statements, and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
      Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            10.   All real estate taxes and governmental assessments, or
      installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property, have been paid, or an escrow of funds in an amount sufficient (together with, in the case of taxes and governmental assessments not presently due and payable, future escrow payments required to be made pursuant to the related Mortgage Loan documents) to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and
      (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

            11.   To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such Mortgaged Property as security for the Mortgage Loan, and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged
      Property.

            12.   The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a
      Mortgage Loan that is part

                                       I-3

      of a Loan Combination, in the original (aggregate, if applicable)
      principal amount of the other mortgage loan(s) constituting the related
      Loan Combination) after all advances of principal (as set forth on the
      Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable in connection with the assignment of the related Mortgage Note without consent of the insurer and will inure to the benefit of the
      Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement;
      all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related
      Mortgaged Property is located to the extent required; and such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road and (b) against any loss due to encroachments of any material portion of the improvements thereon.

            13.   As of the date of its origination, all insurance coverage
      required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the original principal balance of the Mortgage Loan (and, in the case of a Mortgage
      Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such
      Mortgaged Property is operated as a manufactured housing community, such
      Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to twelve (12) months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, six (6) months); and as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each
      Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged
      Property is located, is in full force and effect with respect to each related Mortgaged Property; and all premiums due and payable through the
      Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller.
      Except for certain amounts not greater than amounts which would be considered prudent by a commercial and multifamily mortgage lending institution with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in

                                       I-4

      respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or
      (ii) to the reduction of the outstanding principal balance of the Mortgage
      Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged
      Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

            The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without thirty (30) days prior written notice to the Mortgagee
      (or, with respect to non-payment, ten (10) days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each
      Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

            14.   Other than payments due but not yet thirty (30) days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the
      Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
      Mortgage Note, except for a written waiver contained in the related
      Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File, no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

            15.   As of the Closing Date, each Mortgage Loan is not, and in the prior twelve (12) months (or since the date of origination if such
      Mortgage Loan has been originated within the past twelve (12) months), has not been, thirty (30) days or more past due in respect of any
      Scheduled Payment.

            16.   Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated
      Repayment Date, the Mortgage

                                       I-5

      Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

            17.   No related Mortgage provides for or permits, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged
      Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

            18.   Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury regulations Sections 1.860-G(2)(a)(3) and 1.860G(2)(f)(2)), is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations
      Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan (i) as of the Testing Date, or (ii)
      as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the
      Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a
      "significant modification" of such Mortgage Loan within the meaning of
      Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing
      Date shall be the date upon which the latest such "significant modification" occurred.

            19.   One or more environmental site assessments, updates or
      transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, except for those Mortgage Loans identified on Annex A to this Schedule I for which a lender's environmental insurance policy was obtained in lieu of such environmental site assessments, updates and transaction screens, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental
      Condition (REC), as that

                                       I-6

      term is defined in the Standard Practice for Environmental Site
      Assessments: Phase I Environmental Site Assessment Process Designation: E
      1527-00, as recommended by the American Society for Testing and Materials
      (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then one or more of the following is true: (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the Mortgage Loan documents to perform such work); (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation; (iii) the related Mortgagor has provided a lender's environmental insurance policy (in which case such Mortgage
      Loan is identified on Annex A to this Schedule I); (iv) an operations and maintenance plan has been or will be implemented; (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation; or (vi) the Mortgagor or other responsible party has obtained a no further action letter or other evidence that governmental authorities have no intention of taking any action or requiring any action in respect of the REC. All environmental assessments or updates that were in the possession of the Seller and that relate to a
      Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

            20.   Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

            21.   At the time of origination and, to the actual knowledge of
      Seller as of the Cut-off Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

            22.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

            23.   Subject to certain exceptions, which are customarily
      acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of

                                       I-7

      property comparable to the related Mortgaged Property, each related
      Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related
      Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the
      Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted Mortgage Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26) below, or (b) the related
      Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

            24.   Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

            25.   Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

            26.   Since origination, no material portion of the related
      Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the
      Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a)
      which permit defeasance by means of substituting for the Mortgaged
      Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged
      Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treasury Regulation Section
      1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the
      Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with
      REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the Mortgage Loan, the terms of the related
      Mortgage do not provide for

                                       I-8

      release of any portion of the Mortgaged Property from the lien of the
      Mortgage except in consideration of payment in full therefor.

            27.   To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the applicable
      Mortgaged Property is located, as of the date of origination of such
      Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b)
      would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

            28.   To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage
      Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance).

            29.   With respect to at least 95% of the Mortgage Loans (by
      principal balance) having a Cut-off Date Balance in excess of 1% of the
      Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged
      Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

            30.   No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

            31.   As of the date of origination and, to the Seller's actual
      knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any

                                       I-9

      other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the
      Mortgaged Property.

            32.   As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

            33.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

            34.   The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the
      Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect and in an amount (subject to a deductible not to exceed $25,000) at least equal to the least of (a) the replacement cost of improvements located on such mortgaged real property, (b) the outstanding principal balance of the subject mortgage loan and (c) the maximum amount under the applicable federal flood insurance program.

            35.   All escrow deposits and payments required pursuant to the
      Mortgage Loan as of the Closing Date required to be deposited with the
      Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

            36.   To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage
      Loan, the related Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged
      Property, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

            37.   The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the Seller or its affiliates with respect to the
      Mortgage Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

                                      I-10

            38.   Except for any Mortgage Loan secured by a Mortgagor's
      leasehold interest in the related Mortgaged Property, the related
      Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

            39.   The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related
      Mortgagor after the occurrence of an event of default and not paid to the
      Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

            40.   Subject to the exceptions set forth in representation (5), the
      Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each
      Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any
      Person is entitled to occupy, use or possess all or any portion of the real property.

            41.   With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of
      Treasury Regulations Section 1.860G-1(b)(2).

            42.   If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two (2) years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or, in the case of a partial defeasance, in an amount sufficient to make all scheduled payments with respect to the defeased portion of such Mortgage
      Loan). In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor
      (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the
      Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage
      Loan for the remainder of its term, (ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii)
      assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the
      Certificates. Notwithstanding the foregoing, some of the Mortgage Loan

                                      I-11

      documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC
      Opinion of Counsel.

            43.   To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
      Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            44.   Neither the Seller nor any affiliate thereof has any
      obligation to make any capital contributions to the Mortgagor under the
      Mortgage Loan.

            45.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, none of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the
      Cut-off Date of the related Mortgage Loan).

                                      I-12

                             ANNEX A (TO SCHEDULE I)

            Mortgage Loans as to Which the Related Mortgagor Obtained
                    a Lender's Environmental Insurance Policy

None.

                                      I-13

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

            With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            1.    Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than thirty (30) days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            2.    Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            3.    Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            4.    To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet thirty (30) days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

            5.    The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

            6.    The ground lease (a) is not subject to any liens or
      encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            7.    A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground

                                      II-1

      lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

            8.    Such Ground Lease has an original term (together with any
      extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than twenty (20) years beyond the Stated Maturity Date.

            9.    Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related
      Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution), or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

            10.   The ground lease does not impose any restrictions on
      subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

            11.   The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III

               EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND
                                   WARRANTIES

Representation #8

-------------------------------------------------------------------------------------------------------
  Loan Number                Loan Name                           Description of Exception
-------------------------------------------------------------------------------------------------------

                 500 Grand Avenue                    With respect to the loans listed to the left,
                 Sunrise Palms Shopping Center       the applicable tenant has a right of first
                 The Gruma Building                  refusal with respect to the Mortgaged Property.
                                                     While each such right of first refusal is
                                                     subordinated to the lien of the related Mortgage
                                                     and would not apply to a foreclosure acquisition
                                                     of the related Mortgaged Property, such right of
                                                     first refusal would apply to subsequent sales of
                                                     the related Mortgaged Property.
-------------------------------------------------------------------------------------------------------
                 Bank of America Plaza - Charlotte   With respect to the loan listed to the left, the
                                                     tenant has a right of first offer to purchase the
                                                     Mortgaged Property. While such right of first
                                                     offer would not apply to a foreclosure acquisition
                                                     of the Mortgaged Property, such right of first
                                                     offer would apply to subsequent sales of the
                                                     related Mortgaged Property.
-------------------------------------------------------------------------------------------------------
                 CGM AmeriCold Portfolio (Tomah)     With respect to the loan listed to the left, the
                                                     tenant has right of first refusal with respect to
                                                     the applicable portion of the Mortgaged Property.
-------------------------------------------------------------------------------------------------------

Representation #19

-------------------------------------------------------------------------------------------------------
  Loan Number                Loan Name                           Description of Exception
-------------------------------------------------------------------------------------------------------

                 CGM AmeriCold Portfolio (Salem)     With respect to the loan listed to the left, the
                                                     Phase I consultant reported that three prior
                                                     diesel fuel releases at the subject property were
                                                     reported to the Oregon Department of Environmental
                                                     Quality. One such release had been substantially
                                                     remediated, however, additional information
                                                     regarding the remaining releases was unavailable.
                                                     Based on the dates and potential impacts of the
                                                     release, and because groundwater is not a potable
                                                     water source on-site, the Phase I consultant
                                                     concluded that the risk to human health is
                                                     minimal. In the event future construction
                                                     activities reveal contamination, the Phase I
                                                     consultant recommends remediation sufficient to
                                                     obtain regulatory case closure.
-------------------------------------------------------------------------------------------------------
                 Great Wolf - Pocono's               With respect to the loan listed to the left, the
                                                     owner of the mortgaged property was fined $1.25
                                                     million for alleged environmental violations
                                                     relating to an on-site water waste treatment
                                                     plant. Remedial measures have been implemented,
                                                     including development of an action plan for future
                                                     compliance. 125% of the proposed penalty was held
                                                     back by the lender to ensure that the violation is
-------------------------------------------------------------------------------------------------------

                                      III-1

-------------------------------------------------------------------------------------------------------

                                                     resolved. The penalty was reduced $833,349 after
                                                     the loan closed.
-------------------------------------------------------------------------------------------------------

Representation #21

-------------------------------------------------------------------------------------------------------
  Loan Number                Loan Name                           Description of Exception
-------------------------------------------------------------------------------------------------------

                 All Loans                           With respect to all the loans in the CD
                                                     2007-CD4 securitization, Seller makes no
                                                     representation regarding the bankruptcy or
                                                     insolvency of any tenant at the Mortgaged
                                                     Property.
-------------------------------------------------------------------------------------------------------

Representation #26

                                      III-2

-------------------------------------------------------------------------------------------------------
  Loan Number                Loan Name                           Description of Exception
-------------------------------------------------------------------------------------------------------

                 Aventura Industrial Center          With respect to the loan listed to the left, the
                                                     loan documents provide for the release of a
                                                     specific parcel of the mortgaged property, which
                                                     parcel is a non-income producing, non-material
                                                     parcel, upon satisfaction of certain conditions
                                                     as set forth in the loan documents, including,
                                                     without limitation, (i) no event of default shall
                                                     exist; and (ii) the delivery of an endorsement to
                                                     the lender's title insurance policy insuring that
                                                     lender will continue to have a first lien against
                                                     the remaining property.
-------------------------------------------------------------------------------------------------------
                 Sunrise Palms Shopping Center       With respect to the loan listed to the left, the
                                                     loan documents provide for the release of a
                                                     specific parcel of the mortgaged property in order
                                                     to accomplish specific subdivision or replatting
                                                     plans, which parcel is a non-income producing,
                                                     non-material parcel, upon satisfaction of certain
                                                     conditions as set forth in the loan documents,
                                                     including, without limitation, (i) no event of
                                                     default shall exist; (ii) the release and
                                                     concurrent modifications of the remaining
                                                     mortgaged property shall not have any material
                                                     negative impact on the value of the remaining
                                                     mortgaged property; (iii) the delivery of an
                                                     endorsement to the lender's title insurance policy
                                                     insuring that lender will continue to have a first
                                                     lien against the remaining property; and (iv) the
                                                     remaining property shall not be in violation of
                                                     any zoning, land use, subdivision, or other law,
                                                     statute, ordinance, rule, regulation, or
                                                     requirement of any governmental authority having
                                                     jurisdiction.
-------------------------------------------------------------------------------------------------------
                 Texas Hotel Portfolio               With respect to the loan listed to the left, the
                                                     loan documents permit the release of a specific
                                                     parcel of the mortgaged property consisting of 19
                                                     two story buildings with 143 rooms. Such parcel
                                                     was not included in the appraisal of the mortgaged
                                                     property. The release of such parcel is subject to
                                                     the following conditions, among others: (i) no
                                                     event of default shall exist; (ii) appropriate
                                                     easements and common use agreements shall be
                                                     granted and/or entered into which shall cover,
                                                     among other things; and (iii) the release shall
                                                     not result in any non compliance with applicable
                                                     laws.
-------------------------------------------------------------------------------------------------------
                 CGM AmeriCold Portfolio             With respect to the loan listed at the left, the
                                                     loan documents permit the release of certain
                                                     individual properties in connection with a
                                                     specified release amount and yield maintenance
                                                     payment in the case in which an event of default
                                                     exists and can not be cured except if the
                                                     applicable individual property were released. Such
                                                     release is subject to the following conditions,
                                                     among others: (i) no event of default shall exist;
                                                     and (ii) the management agreement shall be amended
                                                     to drop the released property from the list of
                                                     properties being managed thereunder. In addition,
                                                     the loan documents provide for the release of
                                                     unimproved areas of any individual property
                                                     constituting the mortgaged property
-------------------------------------------------------------------------------------------------------

                                      III-3

-------------------------------------------------------------------------------------------------------

                                                     which, among other things, generate no rents, are
                                                     not necessary for the operation of the remainder
                                                     of such individual property, would not materially
                                                     and adversely affect the value of, or cash flow
                                                     from, the remainder of such individual property.
                                                     Such release shall satisfy certain conditions
                                                     including, without limitation, the following: (i)
                                                     certification that the proposed use of the release
                                                     parcel shall not be incompatible with the
                                                     remaining property and shall not have a material
                                                     adverse impact on the income and expense of the
                                                     remaining property; (ii) the delivery of an
                                                     endorsement to the lender's title insurance policy
                                                     insuring that lender will continue to have a first
                                                     lien against the remaining property; and (iii)
                                                     receipt by the lender of an appraisal of the
                                                     remaining property showing that the value of such
                                                     property before and after any construction of
                                                     improvements on the released property shall be
                                                     equal to the greater of 100% of the value of the
                                                     property prior to release or 100% of the allocated
                                                     loan amount of the property on the date of
                                                     release.
-------------------------------------------------------------------------------------------------------

                                      III-4

-------------------------------------------------------------------------------------------------------

                 Crofton Center                      With respect to the loan listed to the left, the
                                                     loan documents permit the release of a specific
                                                     parcel which is a non-income producing,
                                                     non-material parcel subject to the following
                                                     conditions, among others: (i) no event of default
                                                     shall exist, (ii) appropriate easements and common
                                                     use agreements shall be granted and/or entered
                                                     into, (iii) the release shall not result in any
                                                     non compliance with applicable laws and (iv) the
                                                     release parcel shall not be owned by the borrower.
-------------------------------------------------------------------------------------------------------
                 Great Wolf - Pocono's               With respect to the loan listed to the left, the
                                                     loan documents permit the release of certain
                                                     specified parcels. One parcel contains a water
                                                     treatment plant, the release of which is subject
                                                     to, among other conditions, sufficient
                                                     availability of water treatment services from the
                                                     local municipality. The other parcels are
                                                     outparcels, the release of which is subject to the
                                                     following conditions, among others: (i) no event
                                                     of default shall exist, (ii) appropriate easements
                                                     and common use agreements shall be granted and/or
                                                     entered into, (iii) the release shall not result
                                                     in any non compliance with applicable laws, (iv)
                                                     the release parcel shall not be owned by the
                                                     borrower and (v) the delivery of an endorsement to
                                                     the lender's title insurance policy insuring that
                                                     lender will continue to have a first lien against
                                                     the remaining property.
-------------------------------------------------------------------------------------------------------
                 Sunset Mall                         With respect to the loan listed to the left, the
                                                     loan documents permit the release of certain
                                                     specified parcels which are non-income producing,
                                                     non-material parcels subject to the following
                                                     conditions, among others, (i) no event of default
                                                     shall exist, (ii) appropriate easements and common
                                                     use agreements shall be granted and/or entered
                                                     into, (iii) the release shall not result in any
                                                     non compliance with applicable laws, (iv) the
                                                     release parcel shall not be owned by the borrower
                                                     and (v) the delivery of an endorsement to the
                                                     lender's title insurance policy insuring that
                                                     lender will continue to have a first lien against
                                                     the remaining property.
-------------------------------------------------------------------------------------------------------
                 Park Wilshire                       With respect to the loan listed to the left, the
                                                     loan documents permit the release of a specified
                                                     parcel currently in use as a parking lot subject
                                                     to the following conditions, among others, (i) an
                                                     exclusive permanent easement for parking on the
                                                     release parcel, (ii) no event of default shall
                                                     exist, (iii) appropriate easements and common use
                                                     agreements shall be granted and/or entered into,
                                                     (iv) the release shall not result in any non
                                                     compliance with applicable laws, (v) the release
                                                     parcel shall not be owned by the borrower, (vi)
                                                     the loan-to-value ratio of the remaining parcel
                                                     shall not exceed 65%, (vii) the remaining property
                                                     shall achieve a debt service coverage ratio of no
                                                     less than 1.15 to 1.0 prior to and after the
                                                     release, (viii) the delivery of an endorsement to
                                                     the lender's title insurance policy insuring that
                                                     lender will continue to have a first lien against
                                                     the remaining property, and (ix) no mezzanine or
                                                     subordinated debt otherwise permitted under the
                                                     loan documents shall then be outstanding.
-------------------------------------------------------------------------------------------------------
                 Manchester Air Center               With respect to the loan listed to the left,
                                                     the loan
-------------------------------------------------------------------------------------------------------

                                      III-5

-------------------------------------------------------------------------------------------------------

                                                     documents permit the release of a specified parcel
                                                     which is a non-income producing, non-material
                                                     parcel subject to the following conditions, among
                                                     others, (i) an exclusive permanent easement for
                                                     parking on the release parcel, (ii) no event of
                                                     default shall exist, (iii) appropriate easements
                                                     and common use agreements shall be granted and/or
                                                     entered into, (iv) the release shall not result in
                                                     any non compliance with applicable laws, (v) the
                                                     release parcel shall not be owned by the borrower,
                                                     (vi) the release is no later than 5 years from the
                                                     closing date, (vii) the remaining property shall
                                                     achieve a debt service coverage ratio of no less
                                                     than 1.20 to 1.0 prior to and after the release,
                                                     and (viii) the delivery of an endorsement to the
                                                     lender's title insurance policy insuring that
                                                     lender will continue to have a first lien against
                                                     the remaining property.
-------------------------------------------------------------------------------------------------------
                 CGM AmeriCold Portfolio             With respect to loan listed to the left, the loan
                                                     documents permit the release of certain parcels of
                                                     land in connection with a substitution of
                                                     individual properties of like kind and value
                                                     provided the following conditions, among others,
                                                     are satisfied: (i) the allocated loan amount of
                                                     the substituted property, when taken together with
                                                     all the allocated loan amounts of all other
                                                     substituted properties, does not exceed 30% of the
                                                     original loan balance; (ii) no event of default
                                                     shall exist after giving effect to the
                                                     substitution; (iii) after giving effect to the
                                                     substitution, the debt service coverage ratio
                                                     shall not be less than the greater of such ratio
                                                     at closing and such ratio for the 12 calendar
                                                     months prior to the substitution; (iv) the
                                                     borrower shall execute and deliver all appropriate
                                                     loan documents with respect to the substitute
                                                     property; and (v) the borrower shall have
                                                     delivered title insurance in a an amount equal to
                                                     125% of the substitute property's allocated loan
                                                     amount with applicable endorsements.
-------------------------------------------------------------------------------------------------------

Representation #39

-------------------------------------------------------------------------------------------------------
  Loan Number                Loan Name                           Description of Exception
-------------------------------------------------------------------------------------------------------

                 All Loans                           Mortgage loans in many or all cases provide for
                                                     recourse liability to the borrower and/or other
                                                     guarantors or indemnitors other than the borrower
                                                     for matters and/or under circumstances which are
                                                     in addition to those items specified in
                                                     representation number 39.
-------------------------------------------------------------------------------------------------------

                                      III-6

                                   SCHEDULE IV

            EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES

Representation #8

-------------------------------------------------------------------------------------------------------
  Loan Number                Loan Name                           Description of Exception
-------------------------------------------------------------------------------------------------------

                 Bank of America Plaza - Charlotte   With respect to the loan listed to the left, there
                                                     are two ground leases covering the parking lot
                                                     utilized by the office building that is part of
                                                     the leasehold interest mortgaged to lender, the
                                                     term of one of which is 5 years beyond the
                                                     maturity of the loan and the term of the other of
                                                     which is 7 years beyond the maturity of the loan.
-------------------------------------------------------------------------------------------------------

Representation #10

-------------------------------------------------------------------------------------------------------
  Loan Number                Loan Name                           Description of Exception
-------------------------------------------------------------------------------------------------------

                 Bank of America Plaza - Charlotte   With respect to the loan listed to the left, the
                                                     consent of the lessor (which shall not be
                                                     unreasonably withheld) for any subletting of the
                                                     related Mortgaged Property is required.
-------------------------------------------------------------------------------------------------------

Representation #11

-------------------------------------------------------------------------------------------------------
  Loan Number                Loan Name                           Description of Exception
-------------------------------------------------------------------------------------------------------

                 Bank of America Plaza - Charlotte   With respect to the loan listed to the left, there
                                                     are two ground leases covering the parking lot
                                                     utilized by the office building that is part of
                                                     the leasehold interest mortgaged to lender, one of
                                                     which lease does not expressly state that the
                                                     applicable lessor is required to enter into a new
                                                     lease upon the termination of the applicable
                                                     lease.
-------------------------------------------------------------------------------------------------------

                                      IV-1

                                     ANNEX A

                             MORTGAGE LOAN SCHEDULE

                                       A-1

                           LOAN
 LOAN     MORTGAGE LOAN   GROUP
NUMBER       SELLER       NUMBER             LOAN / PROPERTY NAME                             PROPERTY ADDRESS
----------------------------------------------------------------------------------------------------------------------------

   1           CGM          1      9 West 57th Street                           9 West 57th Street
----------------------------------------------------------------------------------------------------------------------------
   9           CGM          1      CGM AmeriCold Portfolio                      Various
  9.1                       1      Tomah                                        28063 Essex Avenue
  9.2                       1      Texarkana                                    3609 Genoa Road
  9.3                       1      Tarboro                                      200 Sara Lee Road
  9.4                       1      Springdale Freezer                           1200 North Missouri Road
  9.5                       1      Salem                                        4095 Portland Road Northeast
  9.6                       1      Plover                                       1801 Highway 54
  9.7                       1      Moses Lake                                   3245 Road N Northeast
  9.8                       1      Marshall                                     3465 West Arrow Street
  9.9                       1      Leesport                                     41 Orchard Lane
 9.10                       1      Hermiston                                    78149 Westland Road
 9.11                       1      Fremont                                      950 South Schneider Street
 9.12                       1      Charlotte North                              1000 Exchange Street
 9.13                       1      Burlington                                   301 South Walnut Street
 9.14                       1      Birmingham                                   600 West 25th Street
 9.15                       1      Atlanta Gateway                              6150 Xavier Drive Southwest
----------------------------------------------------------------------------------------------------------------------------
  11           CGM          1      Bank of America Plaza                        101 South Tryon Street
  15           CGM          1      Great Wolf - Poconos, PA                     1 Great Wolf Drive
  18           CGM          1      Manhattan Towers                             1230 & 1240 Rosecrans Avenue
  23           CGM          1      The Forum Building                           3290 Northside Parkway
  26           CGM          1      Waterfront Clematis                          1 and 101 North Clematis Street
  28           CGM          1      116 West 32nd Street                         116 West 32nd Street

  33           CGM          1      One American Place                           301 Main Street
  34           CGM          1      Texarkana Pavillion                          4200-4300 St. Michael Drive
  37           CGM          1      120 South Spalding Drive                     120 South Spalding Drive
  38           CGM          1      Sunset Mall                                  4001 Sunset Drive
  41           CGM          1      Reserve at Westchase                         3250 Briarpark Drive
  46           CGM          2      Greenbrier Apartments                        100 Willow Oak Drive
  51           CGM          1      Millenium Tower                              10375 Richmond Avenue

  54           CGM          1      Shaw's Plaza - Carver, MA                    100 North Main Street
  57           CGM          1      Suncrest Center                              8148-8182 Sunset Boulevard
----------------------------------------------------------------------------------------------------------------------------
  58           CGM          1      Texas Hotel Portfolio                        Various
 58.1                       1      Residence Inn - Houston, TX                  7710 Main Street
 58.2                       1      Comfort Suites - Grapevine, TX               1805 Enchanted Way
----------------------------------------------------------------------------------------------------------------------------
  65           CGM          1      Warren Village Shopping Center               64 Mountain Boulevard
  67           CGM          1      Crofton Centre                               1623-1669 Crofton Centre
  68           CGM          1      Desert Business Park Buildings               77-588 & 77-583 El Duna Court; 38-698-A &
                                                                                38-698-B El Viento Road
  69           CGM          1      Dowlen Towne Center                          3975 Dowlen
----------------------------------------------------------------------------------------------------------------------------
  74           CGM          1      Moody Florida One                            Various
 74.1                       1      Holiday Inn Express - Orlando, FL            7900 Conway Road
 74.2                       1      Springhill Suites - Altamonte Springs, FL    205 West Highway 436
----------------------------------------------------------------------------------------------------------------------------
  75           CGM          1      Mid Penn Northwood                           4401 Deer Path Road & 1800 Linglestown Road

  76           CGM          1      Sunrise Palms Shopping Center                3000 Pablo Kisel Boulevard
  79           CGM          1      Comfort Inn - Baltimore, MD                  6921 Baltimore Annapolis Boulevard
  80           CGM          2      Stonegate Apartments                         3125-3500 South Stonegate Circle, 13301
                                                                                West National Avenue
  92           CGM          2      Copper Beech                                 406 Sanford Street
  93           CGM          1      Aventura Industrial Center                   555 Northeast 185th Street
  94           CGM          1      The Gruma Building                           1159 Cottonwood Lane
  95           CGM          1      Maunakea Marketplace                         1120 Maunakea Street
  98           CGM          1      Federal Express Building                     10075 Philadelphia Drive
  102          CGM          2      Park Wilshire Apartment Homes                2424 Wlshire Boulevard
  111          CGM          1      Eastland Plaza                               678 North Wilson Way
  128          CGM          1      Great Neck Promenade                         180-200 Middle Neck Road
  132          CGM          1      Whitney Bank Building                        4265 San Felipe Street

  135          CGM          1      Habitat Shopping Center                      588 Route 70
  138          CGM          1      Manchester Air Center                        1050 Perimeter Road
  140          CGM          1      Lakewood Center North                        14600 Detroit Avenue
  143          CGM          2      Barclay Village Apartments                   775 Cascade Street
  148          CGM          1      Staybridge Suites - Portland, OR             11936 NE Glenn Winding Drive
  153          CGM          1      Fairview Farms Marketplace                   3404 North Central Expressway
  155          CGM          1      555 Republic Place                           555 Republic Drive
  156          CGM          2      Oaks of Westchase Apartments                 2851 Wallingford Drive
  161          CGM          2      University Court Apartments                  2102 North Walnut Street
  164          CGM          1      Trinity Health Office Center                 27000 Meadowbrook Road
  167          CGM          1      Country Inn & Suites - Portland, OR          7025 NE Alderwood Road
  168          CGM          1      500 Grand Avenue                             500 Grand Avenue
  172          CGM          1      Holiday Inn Express - Houston, TX            1810 Bell Street
  174          CGM          1      Fort Salonga Road                            1015-1019 Fort Salonga Road
  175          CGM          2      118 Madison Avenue                           118 Madison Avenue

  179          CGM          1      401-403 VFW Drive                            401-403 VFW Drive
  180          CGM          1      111-131 Post Road East                       111-131 Post Road East
  184          CGM          1      Norton Medical Offices                       3535 Park Street
  188          CGM          1      10 Courthouse Plaza                          10 Courthouse Plaza
  193          CGM          1      491, 106-110 South Main Street               491, 106-110 South Main Street
  199          CGM          1      Rosewood Shopping Center                     9296 Westheimer Road
  205          CGM          1      Brookside Village                            15332 West Bell Road
  207          CGM          2      Highland Park Club Apartments                1001 North Negley Avenue
  219          CGM          1      Shoppes at Cranberry Commons II              1686 Route 228
  221          CGM          1      Market Square Garage                         300 Milam Street

  225          CGM          1      Country Inn & Suites - Roanoke, VA           7860 Plantation Road
  226          CGM          1      10000 Richmond Avenue                        10000 Richmond Avenue

  246          CGM          1      313 Fifth Avenue                             313 Fifth Avenue
  250          CGM          1      Smart and Final - Phoenix, AZ                1450 North 43rd Avenue
  251          CGM          1      3100 South Gessner                           3100 South Gessner

  320          CGM          1      Port Central Industrial Park                 10845 Strang Road
  330          CGM          1      Wachovia Bank - Upper Marlboro, MD           9800 Apollo Drive

                                                                                               CROSS
                                                                                           COLLATERALIZED
                                                                                             (MORTGAGE                  MASTER
 LOAN                                                                    CUT-OFF DATE           LOAN        MORTGAGE   SERVICING
NUMBER           CITY           STATE    ZIP CODE        COUNTY        PRINCIPAL BALANCE       GROUP)         RATE     FEE RATE
--------------------------------------------------------------------------------------------------------------------------------

   1      New York               NY       10019     New York              400,000,000.00         No         5.1740%     0.0200%
--------------------------------------------------------------------------------------------------------------------------------
   9      Various              Various   Various    Various               180,000,000.00         No         5.4640%     0.0200%
  9.1     Tomah                  WI       54660     Monroe
  9.2     Texarkana              AR       71854     Miller
  9.3     Tarboro                NC       27886     Edgecomb
  9.4     Springdale             AR       72764     Washington
  9.5     Salem                  OR       97301     Marion
  9.6     Plover                 WI       54467     Portage
  9.7     Moses Lake             WA       98837     Grant
  9.8     Marshall               MO       65340     Saline
  9.9     Leesport               PA       19533     Berks
 9.10     Hermiston              OR       97838     Umatilla
 9.11     Fremont                NE       68025     Dodge
 9.12     Charlotte              NC       28208     Mecklenburg
 9.13     Burlington             WA       98233     Skagit
 9.14     Birmingham             AL       35204     Jefferson
 9.15     Atlanta                GA       30336     Fulton
--------------------------------------------------------------------------------------------------------------------------------
  11      Charlotte              NC       28280     Mecklenburg           150,000,000.00         No         5.4330%     0.0200%
  15      Scotrun                PA       18355     Monroe                 97,000,000.00         No         6.0980%     0.0300%
  18      Manhattan Beach        CA       90266     Los Angeles            75,000,000.00         No         5.6500%     0.0200%
  23      Atlanta                GA       30327     Fulton                 50,000,000.00         No         5.8900%     0.0300%
  26      West Palm Beach        FL       33401     Palm Beach             42,250,000.00         No         5.6850%     0.0350%
  28      New York               NY       10001     New York               40,000,000.00         No         5.5800%     0.0200%

  33      Baton Rouge            LA       70801     East Baton Rouge       34,500,000.00         No         5.6950%     0.0350%
  34      Texarkana              TX       75503     Bowie                  34,320,000.00         No         6.0001%     0.0200%
  37      Beverly Hills          CA       90212     Los Angeles            30,000,000.00         No         5.3850%     0.0200%
  38      San Angelo             TX       76904     Tom Green              30,000,000.00         No         5.6950%     0.0200%
  41      Houston                TX       77042     Harris                 27,250,000.00         No         5.7500%     0.0200%
  46      Columbia               SC       29223     Richland               25,612,000.00         No         5.5870%     0.0200%
  51      Houston                TX       77042     Harris                 24,900,000.00         No         5.7500%     0.0200%

  54      Carver                 MA       02330     Plymouth               21,000,000.00         No         5.5900%     0.0200%
  57      West Hollywood         CA       90046     Los Angeles            20,000,000.00         No         5.7800%     0.0200%
--------------------------------------------------------------------------------------------------------------------------------
  58      Various                TX      Various    Various                19,950,000.00         No         6.1000%     0.0200%
 58.1     Houston                TX       77030     Harris
 58.2     Grapevine              TX       76051     Tarrant
--------------------------------------------------------------------------------------------------------------------------------
  65      Warren                 NJ       07059     Somerset               17,700,000.00         No         5.6000%     0.0200%
  67      Crofton                MD       21114     Anne Arundel           17,000,000.00         No         5.8490%     0.0400%
  68      Palm Desert            CA       92211     Palm Desert            16,900,000.00         No         5.5500%     0.0300%

  69      Beaumont               TX       77706     Jefferson              16,800,000.00         No         5.8500%     0.0200%
--------------------------------------------------------------------------------------------------------------------------------
  74      Various                FL      Various    Various                15,801,000.00         No         6.3300%     0.0200%
 74.1     Orlando                FL       32812     Orange
 74.2     Altamonte Springs      FL       32714     Seminole
--------------------------------------------------------------------------------------------------------------------------------
  75      Harrisburg             PA       17110     Dauphin                15,550,000.00         No         5.7200%     0.0200%

  76      Brownsville            TX       78526     Cameron                15,100,000.00         No         5.7830%     0.0200%
  79      Baltimore              MD       21225     Anne Arundel           14,720,000.00         No         5.9800%     0.0200%
  80      New Berlin             WI       53151     Waukesha               14,500,000.00         No         5.6740%     0.0200%

  92      Radford                VA       24141     Radford                12,400,000.00         No         5.9860%     0.0500%
  93      Miami                  FL       33179     Miami-Dade             12,375,000.00         No         5.8100%     0.0200%
  94      Irving                 TX       75038     Dallas                 11,800,000.00         No         5.9000%     0.0500%
  95      Honolulu               HI       96817     Honolulu               11,800,000.00         No         5.8900%     0.0200%
  98      White Marsh            MD       21162     Baltimore              11,217,844.72         No         6.2500%     0.0200%
  102     Los Angeles            CA       90057     Los Angeles            11,000,000.00         No         5.5400%     0.0200%
  111     Stockton               CA       95205     San Joaquin            10,300,000.00         No         5.7800%     0.0200%
  128     Great Neck             NY       11021     Nassau                  9,220,000.00         No         5.9930%     0.0200%
  132     Houston                TX       77027     Harris                  9,000,000.00         No         5.7500%     0.0200%

  135     Brick                  NJ       08723     Ocean                   8,900,000.00         No         5.7210%     0.0200%
  138     Manchester             NH       03103     Hillsborough            8,660,000.00         No         5.7100%     0.0200%
  140     Lakewood               OH       44107     Cuyahoga                8,500,000.00         No         6.0100%     0.0600%
  143     Oregon City            OR       97045     Clackamas               8,426,076.71         No         5.7800%     0.0200%
  148     Portland               OR       97220     Multnomah               8,238,983.39         No         5.9520%     0.0200%
  153     Plano                  TX       75074     Collin                  7,970,000.00         No         6.0645%     0.0200%
  155     Plano                  TX       75074     Collin                  7,760,000.00         No         5.8765%     0.0900%
  156     Houston                TX       77042     Harris                  7,700,000.00         No         5.5650%     0.0600%
  161     Ellensburg             WA       98926     Kittitas                7,570,000.00         No         5.6670%     0.0200%
  164     Novi                   MI       48377     Oakland                 7,352,800.00         No         5.9000%     0.0200%
  167     Portland               OR       97218     Multnomah               7,090,517.10         No         5.9500%     0.0200%
  168     Englewood              NJ       07631     Bergen                  7,080,000.00         No         6.1150%     0.0200%
  172     Houston                TX       77003     Harris                  6,944,641.80         No         6.5200%     0.0200%
  174     Northport              NY       11768     Suffolk                 6,760,000.00         No         5.7300%     0.0200%
  175     New York               NY       10016     New York                6,500,000.00         No         5.6030%     0.0200%

  179     Rockland               MA       02370     Plymouth                6,400,000.00         No         5.7000%     0.0350%
  180     Westport               CT       06880     Fairfield               6,300,000.00         No         5.6360%     0.0200%
  184     Muskegon               MI       49444     Muskegon                6,086,662.76         No         5.9300%     0.0200%
  188     Dayton                 OH       45402     Montgomery              5,981,061.49         No         5.7300%     0.0200%
  193     Royal Oak              MI       48067     Oakland                 5,600,000.00         No         6.0875%     0.0200%
  199     Houston                TX       77063     Harris                  5,350,000.00         No         5.8600%     0.0200%
  205     Surprise               AZ       85374     Maricopa                5,145,000.00         No         5.9500%     0.0400%
  207     Pittsburgh             PA       15206     Allegheny               5,100,000.00         No         5.5825%     0.0200%
  219     Cranberry Township     PA       16066     Butler                  4,700,000.00         No         5.9700%     0.0400%
  221     Houston                TX       77002     Harris                  4,650,000.00         No         5.8500%     0.0200%

  225     Roanoke                VA       24019     Roanoke                 4,560,834.15         No         5.9100%     0.0900%
  226     Houston                TX       77042     Harris                  4,550,000.00         No         5.7500%     0.0200%

  246     New York               NY       10016     New York                4,100,000.00         No         5.5330%     0.0200%
  250     Phoenix                AZ       85009     Maricopa                4,000,000.00         No         5.6900%     0.0600%
  251     Houston                TX       77063     Harris                  4,000,000.00         No         5.7500%     0.0200%

  320     La Porte               TX       77571     Harris                  2,314,818.41         No         5.8000%     0.0600%
  330     Upper Marlboro         MD       20774     Prince Georges          2,150,000.00         No         5.9610%     0.0500%

                                                                         INTEREST
                                                                          RESERVE
                                                                         MORTGAGE
 LOAN     ARD LOAN                                                         LOAN
NUMBER    (YES/NO)?     ARD       ADDITIONAL INTEREST RATE AFTER ARD     (YES/NO)?       LOAN TYPE        GRACE PERIOD
----------------------------------------------------------------------------------------------------------------------

   1         No                                                             Yes        Interest Only           0
----------------------------------------------------------------------------------------------------------------------
   9         No                                                             Yes        Interest Only           0
  9.1
  9.2
  9.3
  9.4
  9.5
  9.6
  9.7
  9.8
  9.9
 9.10
 9.11
 9.12
 9.13
 9.14
 9.15
----------------------------------------------------------------------------------------------------------------------
  11         No                                                             Yes        Interest Only           5
  15         No                                                             Yes      Partial IO/Balloon        0
  18         No                                                             Yes        Interest Only           0
  23         No                                                             Yes        Interest Only           0
  26         No                                                             Yes        Interest Only           0
  28         Yes      12/06/16           Greater of (i) 2% plus             Yes      Interest Only/ARD         0
                                 initial interest rate or (ii) 3% plus
                                            annualized yield
  33         No                                                             Yes      Partial IO/Balloon        0
  34         No                                                             Yes        Interest Only           0
  37         No                                                             Yes        Interest Only           0
  38         No                                                             Yes      Partial IO/Balloon        5
  41         No                                                             Yes      Partial IO/Balloon        0
  46         No                                                             Yes      Partial IO/Balloon        0
  51         Yes      12/06/16           Greater of (i) 2% plus             Yes      Interest Only/ARD         0
                                 initial interest rate or (ii) 3% plus
                                            annualized yield
  54         No                                                             Yes      Partial IO/Balloon        0
  57         No                                                             Yes        Interest Only           0
----------------------------------------------------------------------------------------------------------------------
  58         No                                                             Yes      Partial IO/Balloon        0
 58.1
 58.2
----------------------------------------------------------------------------------------------------------------------
  65         No                                                             Yes      Partial IO/Balloon        0
  67         No                                                             Yes      Partial IO/Balloon        0
  68         No                                                             Yes      Partial IO/Balloon        0

  69         No                                                             Yes        Interest Only           0
----------------------------------------------------------------------------------------------------------------------
  74         No                                                             Yes      Partial IO/Balloon        0
 74.1
 74.2
----------------------------------------------------------------------------------------------------------------------
  75         Yes      12/06/16           Greater of (i) 2% plus             Yes        Partial IO/ARD          0
                                 initial interest rate or (ii) 3% plus
                                            annualized yield
  76         No                                                             Yes      Partial IO/Balloon        0
  79         No                                                             Yes      Partial IO/Balloon        0
  80         No                                                             Yes        Interest Only           0

  92         No                                                             Yes      Partial IO/Balloon        0
  93         No                                                             Yes      Partial IO/Balloon        0
  94         No                                                             Yes      Partial IO/Balloon        0
  95         No                                                             Yes      Partial IO/Balloon        0
  98         No                                                             Yes           Balloon              0
  102        No                                                             Yes        Interest Only           0
  111        No                                                             Yes      Partial IO/Balloon        0
  128        No                                                             Yes      Partial IO/Balloon        0
  132        Yes      12/06/16           Greater of (i) 2% plus             Yes      Interest Only/ARD         0
                                 initial interest rate or (ii) 3% plus
                                            annualized yield
  135        No                                                             Yes      Partial IO/Balloon        0
  138        No                                                             Yes      Partial IO/Balloon        0
  140        No                                                             Yes      Partial IO/Balloon        0
  143        No                                                             Yes           Balloon              0
  148        No                                                             Yes           Balloon              0
  153        Yes      12/06/16       2% plus initial interest rate          Yes        Partial IO/ARD          0
  155        No                                                             Yes      Partial IO/Balloon        0
  156        No                                                             Yes      Partial IO/Balloon        0
  161        No                                                             Yes      Partial IO/Balloon        0
  164        No                                                             Yes      Partial IO/Balloon        0
  167        No                                                             Yes           Balloon              0
  168        No                                                             Yes      Partial IO/Balloon        0
  172        No                                                             Yes           Balloon              0
  174        No                                                             Yes      Partial IO/Balloon        0
  175        Yes      10/06/16           Greater of (i) 2% plus             Yes      Interest Only/ARD         0
                                 initial interest rate or (ii) 3% plus
                                            annualized yield
  179        No                                                             Yes      Partial IO/Balloon        0
  180        No                                                             Yes        Interest Only           0
  184        No                                                             Yes           Balloon              0
  188        No                                                             Yes           Balloon              0
  193        No                                                             Yes      Partial IO/Balloon        0
  199        No                                                             Yes      Partial IO/Balloon        0
  205        No                                                             Yes      Partial IO/Balloon        0
  207        No                                                             Yes        Interest Only           0
  219        No                                                             Yes      Partial IO/Balloon        0
  221        Yes      12/06/16           Greater of (i) 2% plus             Yes      Interest Only/ARD         0
                                 initial interest rate or (ii) 3% plus
                                            annualized yield
  225        No                                                             Yes           Balloon              0
  226        Yes      12/06/16           Greater of (i) 2% plus             Yes      Interest Only/ARD         0
                                      initial rate or (ii) 3% plus
                                            annualized yield
  246        No                                                             Yes        Interest Only           0
  250        No                                                             Yes      Partial IO/Balloon        0
  251        Yes      12/06/16           Greater of (i) 2% plus             Yes      Interest Only/ARD         0
                                 initial interest rate or (ii) 3% plus
                                            annualized yield
  320        No                                                             Yes           Balloon              0
  330        Yes      12/06/16           Greater of (i) 2% plus             Yes      Interest Only/ARD         0
                                 initial interest rate or (ii) 3% plus
                                            annualized yield

                                                   ORIGINAL    REMAINING       STATED          STATED
                                                   TERM TO      TERM TO       ORIGINAL        REMAINING
                             PERIODIC PAYMENT     MATURITY /   MATURITY /   AMORTIZATION    AMORTIZATION    DEFEASANCE
 LOAN     STATED MATURITY      ON FIRST DUE          ARD          ARD           TERM            TERM           LOAN
NUMBER         DATE         DATE AFTER CLOSING     (MONTHS)     (MONTHS)      (MONTHS)        (MONTHS)      (YES/NO)?
----------------------------------------------------------------------------------------------------------------------

   1         02/01/12             1,782,155.56        60           59       Interest Only   Interest Only      Yes
----------------------------------------------------------------------------------------------------------------------
   9         01/01/14               846,920.00        84           82       Interest Only   Interest Only      Yes
  9.1
  9.2
  9.3
  9.4
  9.5
  9.6
  9.7
  9.8
  9.9
 9.10
 9.11
 9.12
 9.13
 9.14
 9.15
----------------------------------------------------------------------------------------------------------------------
  11         11/06/16               701,762.50       120          116       Interest Only   Interest Only      Yes
  15         01/01/17               509,352.39       120          118            360             360           Yes
  18         01/06/17               364,895.83       120          118       Interest Only   Interest Only       No
  23         11/06/16               253,597.22       120          116       Interest Only   Interest Only      Yes
  26         10/06/16               206,831.35       120          115       Interest Only   Interest Only      Yes
  28         12/06/36               192,200.00       120          117       Interest Only   Interest Only      Yes

  33         02/06/17               169,188.96       120          119            360             360            No
  34         11/06/16               177,322.96       120          116       Interest Only   Interest Only      Yes
  37         01/06/17               139,112.50       120          118       Interest Only   Interest Only       No
  38         12/06/16               147,120.83       120          117            360             360           Yes
  41         12/06/16               134,925.35       120          117            360             360           Yes
  46         12/06/16               123,220.04       120          117            360             360           Yes
  51         12/06/36               123,289.58       120          117       Interest Only   Interest Only      Yes

  54         08/05/16               101,085.83       120          113            360             360           Yes
  57         01/06/17                99,544.44       120          118       Interest Only   Interest Only      Yes
----------------------------------------------------------------------------------------------------------------------
  58         12/06/16               104,792.92       120          117            360             360           Yes
 58.1
 58.2
----------------------------------------------------------------------------------------------------------------------
  65         01/06/17                85,353.33       120          118            360             360           Yes
  67         01/06/17                85,622.86       120          118            360             360           Yes
  68         01/06/17                80,767.92       120          118            360             360           Yes

  69         01/06/17                84,630.00       120          118       Interest Only   Interest Only      Yes
----------------------------------------------------------------------------------------------------------------------
  74         01/06/17                86,128.62       120          118            360             360           Yes
 74.1
 74.2
----------------------------------------------------------------------------------------------------------------------
  75         12/06/36                76,592.39       120          117            360             360           Yes

  76         12/06/16                75,195.06       120          117            360             360           Yes
  79         12/06/16                75,799.82       120          117            360             360           Yes
  80         12/06/16                70,846.19       120          117       Interest Only   Interest Only      Yes

  92         11/06/16                63,917.18       120          116            360             360           Yes
  93         12/06/11                61,912.81        60           57            420             420            No
  94         11/06/16                59,950.56       120          116            360             360           Yes
  95         02/06/17                59,848.94       120          119            360             360           Yes
  98         12/06/16                69,268.19       120          117            360             357           Yes
  102        02/06/17                52,476.11       120          119       Interest Only   Interest Only      Yes
  111        01/06/17                51,265.39       120          118            360             360           Yes
  128        12/06/16                47,581.09       120          117            360             360           Yes
  132        12/06/36                44,562.50       120          117       Interest Only   Interest Only      Yes

  135        02/06/17                43,845.11       120          119            360             360           Yes
  138        02/06/17                42,580.74       120          119            360             360           Yes
  140        01/06/17                43,989.86       120          118            360             360            No
  143        01/06/17                49,443.79       120          118            360             358           Yes
  148        02/06/17                49,208.61       120          119            360             359           Yes
  153        12/06/36                41,621.00       120          117            360             360           Yes
  155        12/06/16                39,268.08       120          117            360             360           Yes
  156        12/06/16                36,899.04       120          117            420             420           Yes
  161        01/06/17                36,940.97       120          118            360             360           Yes
  164        11/06/16                37,356.31       120          116            360             360           Yes
  167        02/06/17                42,340.12       120          119            360             359           Yes
  168        01/06/17                37,281.12       120          118            360             360           Yes
  172        09/06/16                47,352.02       120          114            300             294           Yes
  174        01/06/17                33,354.97       120          118            360             360           Yes
  175        10/06/36                31,361.24       120          115       Interest Only   Interest Only      Yes

  179        01/06/17                31,413.33       120          118            360             360           Yes
  180        02/06/17                30,575.30       120          119       Interest Only   Interest Only      Yes
  184        01/06/17                36,298.51       120          118            360             358           Yes
  188        12/06/16                34,938.18       120          117            360             357           Yes
  193        12/06/16                29,355.28       120          117            360             360            No
  199        11/06/16                26,996.69       120          116            360             360           Yes
  205        12/06/16                26,360.98       120          117            360             360           Yes
  207        10/06/16                24,516.48       120          115       Interest Only   Interest Only      Yes
  219        11/06/16                24,161.92       120          116            360             360           Yes
  221        12/06/36                23,424.38       120          117       Interest Only   Interest Only      Yes

  225        01/06/17                29,225.61       120          118            300             298           Yes
  226        12/06/36                22,528.82       120          117       Interest Only   Interest Only      Yes

  246        01/06/17                19,534.56       120          118       Interest Only   Interest Only      Yes
  250        04/06/17        19,598.89 (Note 4)      121          121            360             360           Yes
  251        12/06/36                19,805.56       120          117       Interest Only   Interest Only      Yes

  320        01/06/17                13,612.67       120          118            360             358           Yes
  330        12/06/36                11,036.13       120          117       Interest Only   Interest Only      Yes

                                                                                                                      ESCROWED
                                                                                            ESCROWED                 REPLACEMENT
                                                                                             ANNUAL      ESCROWED     RESERVES
 LOAN                                                      PROPERTY                        REAL ESTATE    ANNUAL       INITIAL
NUMBER         BORROWER'S INTEREST         PROPERTY SIZE   SIZE TYPE   LOCKBOX (YES/NO)?      TAXES      INSURANCE     DEPOSIT
--------------------------------------------------------------------------------------------------------------------------------

   1                Leasehold                  1,609,085      SF              Yes              No           No                 0
--------------------------------------------------------------------------------------------------------------------------------
   9                Fee Simple                 4,193,824      SF              Yes              No           No                 0
  9.1               Fee Simple                   186,100      SF
  9.2               Fee Simple                   177,622      SF
  9.3               Fee Simple                   181,106      SF
  9.4               Fee Simple                   232,956      SF
  9.5               Fee Simple                   669,650      SF
  9.6               Fee Simple                   478,467      SF
  9.7               Fee Simple                   370,783      SF
  9.8               Fee Simple                   191,220      SF
  9.9               Fee Simple                   218,540      SF
 9.10               Fee Simple                   221,330      SF
 9.11               Fee Simple                   110,405      SF
 9.12               Fee Simple                   211,784      SF
 9.13               Fee Simple                   225,843      SF
 9.14               Fee Simple                   116,401      SF
 9.15               Fee Simple                   601,617      SF
--------------------------------------------------------------------------------------------------------------------------------
  11      Fee in Part, Leasehold in Part         887,079      SF              Yes              No           No                 0
  15                Fee Simple                       401     Rooms            Yes              Yes          No                 0
  18                Fee Simple                   309,735      SF           Springing           No           No                 0
  23                Fee Simple                   213,560      SF              Yes              Yes          No                 0
  26                Fee Simple                   148,232      SF              No               No           No                 0
  28                Fee Simple                   204,953      SF           Springing           No           No                 0

  33                Fee Simple                   332,607      SF           Springing           Yes          No                 0
  34                Fee Simple                   249,572      SF              Yes              Yes          No                 0
  37                Fee Simple                    63,286      SF              No               No           No                 0
  38                Fee Simple                   405,517      SF           Springing           Yes          No           342,550
  41                Fee Simple                   193,772      SF              No               Yes          Yes                0
  46                Fee Simple                       526     Units         Springing           Yes          Yes        1,930,000
  51                Fee Simple                   362,226      SF           Springing           No           No                 0

  54                Fee Simple                    89,013      SF              No               Yes          Yes                0
  57                Fee Simple                    75,152      SF              No               Yes          Yes                0
--------------------------------------------------------------------------------------------------------------------------------
  58                Fee Simple                       240     Rooms         Springing           Yes          Yes                0
 58.1               Fee Simple                       144     Rooms
 58.2               Fee Simple                        96     Rooms
--------------------------------------------------------------------------------------------------------------------------------
  65                Fee Simple                    61,413      SF           Springing           Yes          No                 0
  67                Fee Simple                   251,511      SF              No               No           No                 0
  68                Fee Simple                   139,600      SF              No               No           No                 0

  69                Fee Simple                   146,327      SF           Springing           Yes          No                 0
--------------------------------------------------------------------------------------------------------------------------------
  74                Fee Simple                       198     Rooms         Springing           Yes          Yes                0
 74.1               Fee Simple                       107     Rooms
 74.2               Fee Simple                        91     Rooms
--------------------------------------------------------------------------------------------------------------------------------
  75                Fee Simple                   153,190      SF           Springing           Yes          Yes                0

  76                Fee Simple                    95,970      SF           Springing           Yes          Yes                0
  79                Fee Simple                       185     Rooms            No               Yes          Yes                0
  80                Fee Simple                       188     Units            No               Yes          Yes                0

  92                Fee Simple                       222     Units            No               Yes          Yes                0
  93                Fee Simple                   232,500      SF              No               Yes          No                 0
  94                Fee Simple                    73,399      SF              Yes              No           No                 0
  95                Leasehold                     52,527      SF           Springing           Yes          Yes           30,000
  98                Fee Simple                   134,688      SF           Springing           No           No                 0
  102               Fee Simple                       170     Units            No               No           No                 0
  111               Fee Simple                   147,745      SF              No               No           No                 0
  128               Fee Simple                    35,655      SF              No               Yes          Yes                0
  132               Fee Simple                   207,797      SF           Springing           No           No                 0

  135               Fee Simple                    27,128      SF           Springing           Yes          Yes                0
  138               Fee Simple                   144,963      SF           Springing           Yes          Yes                0
  140               Fee Simple                   260,632      SF           Springing           Yes          No                 0
  143               Fee Simple                       146     Units            No               Yes          Yes                0
  148               Fee Simple                       106     Rooms         Springing           Yes          Yes                0
  153               Fee Simple                    57,437      SF           Springing           Yes          Yes                0
  155               Fee Simple                    97,889      SF           Springing           Yes          Yes          150,000
  156               Fee Simple                       182     Units            No               Yes          Yes                0
  161               Fee Simple                       102     Units            No               Yes          Yes                0
  164               Fee Simple                    53,946      SF              No               Yes          Yes                0
  167               Fee Simple                       153     Rooms            No               Yes          Yes                0
  168               Leasehold                     37,818      SF              Yes              Yes          Yes           28,365
  172               Fee Simple                       112     Rooms         Springing           Yes          Yes                0
  174               Fee Simple                    31,900      SF              No               Yes          Yes                0
  175               Fee Simple                    34,545      SF           Springing           No           No                 0

  179               Fee Simple                   102,800      SF           Springing           Yes          No                 0
  180               Fee Simple                    18,682      SF              No               Yes          No                 0
  184               Fee Simple                    44,564      SF              No               Yes          Yes                0
  188               Leasehold                    145,958      SF              No               Yes          Yes                0
  193               Fee Simple                    24,105      SF              No               Yes          Yes                0
  199               Fee Simple                    22,360      SF           Springing           Yes          Yes                0
  205               Fee Simple                    21,640      SF           Springing           Yes          Yes                0
  207               Fee Simple                       148     Units            No               No           No                 0
  219               Fee Simple                    15,001      SF              No               Yes          Yes                0
  221               Fee Simple                   306,323      SF           Springing           No           No                 0

  225               Fee Simple                        77     Rooms         Springing           Yes          Yes                0
  226               Fee Simple                   126,837      SF           Springing           No           No                 0

  246               Fee Simple                     9,408      SF              No               Yes          Yes                0
  250               Fee Simple                    20,725      SF           Springing           No           No                 0
  251               Fee Simple                   135,967      SF           Springing           No           No                 0

  320               Fee Simple                    37,500      SF           Springing           No           No                 0
  330               Fee Simple                     4,600      SF           Springing           No           No                 0

              ESCROWED                                               INITIAL
            REPLACEMENT       ESCROWED TI/LC     ESCROWED TI/LC     DEFERRED        INITIAL
 LOAN     RESERVES CURRENT   RESERVES INITIAL   RESERVES CURRENT   MAINTENANCE   ENVIRONMENTAL
NUMBER     ANNUAL DEPOSIT        DEPOSIT         ANNUAL DEPOSIT      DEPOSIT        DEPOSIT      HOLDBACK AMOUNT        LOC
--------------------------------------------------------------------------------------------------------------------------------

   1               321,817                  0                  0             0           0
--------------------------------------------------------------------------------------------------------------------------------
   9                     0                  0                  0       985,033           0
  9.1
  9.2
  9.3
  9.4
  9.5
  9.6
  9.7
  9.8
  9.9
 9.10
 9.11
 9.12
 9.13
 9.14
 9.15
--------------------------------------------------------------------------------------------------------------------------------
  11                     0                  0                  0             0           0
  15                     0                NAP                NAP             0   1,575,219
  18                     0                  0                  0             0           0
  23                     0            203,232                  0             0           0
  26                     0                  0                  0             0           0
  28                     0                  0                  0             0           0

  33                73,174                  0            333,306        31,750           0
  34                24,962                  0                  0             0           0             2,386,000
  37                     0                  0                  0             0           0
  38                60,805                  0            218,901             0       7,500             1,600,000
  41                44,568            750,000            193,772        47,800           0
  46                     0                NAP                NAP             0           0
  51                     0                  0                  0             0           0

  54                 3,408                  0                  0             0           0
  57                     0                  0                  0             0           0
--------------------------------------------------------------------------------------------------------------------------------
  58               264,648                NAP                NAP        69,726           0
 58.1
 58.2
--------------------------------------------------------------------------------------------------------------------------------
  65                     0                  0                  0             0           0
  67                     0                  0                  0        22,925           0
  68                     0                  0                  0             0           0             2,272,000

  69                14,633             92,580                  0             0           0
--------------------------------------------------------------------------------------------------------------------------------
  74               215,795                NAP                NAP             0           0
 74.1
 74.2
--------------------------------------------------------------------------------------------------------------------------------
  75                30,638             50,000                  0         2,969           0

  76                14,396                  0             54,614             0           0
  79               140,928                NAP                NAP           938           0
  80                47,000                NAP                NAP             0           0

  92                66,600                NAP                NAP        31,250           0
  93                27,900                  0             25,000             0           0
  94                11,010                  0                  0             0           0
  95                     0            250,000                  0             0           0
  98                     0                  0                  0             0           0             1,920,000
  102                    0                NAP                NAP             0       2,375
  111                    0                  0                  0             0           0
  128                    0                  0                  0        29,562           0                             1,040,000
  132                    0                  0                  0             0           0

  135                4,069                  0                  0             0           0
  138               14,470                  0                  0             0           0
  140               57,339                  0                  0             0           0
  143               36,500                NAP                NAP         6,375           0             1,100,000
  148              104,866                NAP                NAP             0           0
  153                5,744                  0                  0             0           0
  155                    0            335,000             74,396             0           0
  156               45,500                NAP                NAP         6,250           0
  161               28,050                NAP                NAP           875           0
  164               10,789                  0             54,000             0           0
  167              125,870                NAP                NAP             0           0
  168                    0            133,455                  0             0           0
  172              109,850                NAP                NAP             0           0
  174                4,785                  0             15,950         5,250      25,000
  175                    0                  0                  0             0           0

  179               22,616                  0                  0             0           0
  180                4,110             75,000                  0             0           0
  184               11,029                  0             45,678         4,063           0
  188               29,192                  0             50,000             0           0
  193                3,616                  0             24,105             0           0
  199                3,354                  0             22,486             0       6,250               500,000
  205                3,245             75,168                  0             0           0               169,600
  207                    0                NAP                NAP        70,938           0
  219                2,250                  0             11,250             0           0
  221                    0                  0                  0             0           0

  225                    0                NAP                NAP             0           0
  226                    0                  0                  0             0           0

  246                    0                  0                  0             0           0
  250                1,865             20,726                  0             0           0
  251                    0                  0                  0             0           0

  320                3,750                  0             11,250             0           0
  330                    0                NAP                NAP           NAP           0

 LOAN           ENVIRONMENTAL
NUMBER        INSURANCE POLICY
------------------------------

   1
------------------------------
   9
  9.1
  9.2
  9.3
  9.4
  9.5
  9.6
  9.7
  9.8
  9.9
 9.10
 9.11
 9.12
 9.13
 9.14
 9.15
------------------------------
  11
  15
  18
  23
  26
  28

  33
  34
  37
  38
  41
  46
  51

  54
  57
------------------------------
  58
 58.1
 58.2
------------------------------
  65
  67
  68

  69
------------------------------
  74
 74.1
 74.2
------------------------------
  75

  76
  79
  80

  92
  93
  94
  95
  98
  102
  111
  128
  132

  135
  138
  140
  143
  148
  153
  155
  156
  161
  164
  167
  168
  172
  174
  175

  179
  180
  184
  188
  193
  199
  205
  207
  219
  221

  225
  226

  246
  250
  251

  320
  330